SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Check  the  appropriate  box:

[ X ]     Preliminary  Information  Statement
[__]     Confidential,  for Use of the Commission Only (as permitted by Rule
          14c-5(d)(2))
[__]     Definitive  Information  Statement


                               TMI HOLDINGS, INC.
                  (Name of Registrant as Specified in Charter)


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                               TMI HOLDINGS, INC.
                      11924 FOREST HILL BLVD., SUITE 22-204
                              WELLINGTON, FL  33414



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 10, 2003


TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of the Shareholders of TMI Holdings, Inc. (the "Company") to be held on June 10, 2003 at 9:00 AM, Pacific Standard Time, at the Courtyard Marriott located at 620 North University Drive, Coral Springs, Florida 33071, to consider and act upon the following proposals, as described in the accompanying Information Statement:

     1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

     2. To amend the Articles of Incorporation of the Company to effectuate an increase in the number of shares of the Company's authorized common stock to 30 million shares;

     3. To adopt the Second Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

     4.   To  approve  the  TMI  Holdings,  Inc. 2003 Qualified Securities Plan;

     5.   To  ratify  the TMI Holdings, Inc. 2003 Non-Qualified Securities Plan;

     6.   To  approve  the  Second  Restated  Bylaws  of  TMI  Holdings,  Inc.;

     7. To ratify the appointment of Berkowitz Dick Pollack & Brant LLP, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending December 31, 2003; and

     8. To transact such other business as may properly come before the meeting or any adjournments thereof.


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     The foregoing items of business are more fully described in the Information
Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 29, 2003, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

                                       By  Order  of  the  Board  of  Directors



                                       Scott  Siegel,  President

May  __,  2003
Coral  Springs,  Florida

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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of TMI Holdings, Inc., a Florida corporation (the "Company") in connection with the upcoming annual meeting of its shareholders. This information statement is being first sent to stockholders on or about May 19, 2003.

PROPOSALS

     The  following  proposals  are  being  presented  at  the  meeting  (the
"Proposals"):

     1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

     2. To amend the Articles of Incorporation of the Company to effectuate an increase in the number of shares of the Company's authorized common stock to 30 million shares;

     3. To adopt the Second Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

     4. To approve the TMI Holdings, Inc. 2003 Omnibus Securities Plan ("2003 Omnibus Securities Plan");

     5. To ratify the TMI Holdings, Inc. 2003 Non-Qualified Securities Plan ("2003 Non-Qualified Securities Plan");

     6.   To  approve  the  Second  Restated  Bylaws  of  TMI  Holdings,  Inc.;

     7. To ratify the appointment of Berkowitz Dick Pollack & Brant LLP, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending December 31, 2003; and

     8. To transact such other business as may properly come before the meeting or any adjournments thereof.

VOTE  REQUIRED

     The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company's voting stock. Each holder of common stock is entitled to one (1) vote for each share held. The holders of Series A Preferred Stock are entitled to ten (10) votes for each share held; and the holders of Series B Convertible Preferred Stock do not have voting rights.

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     The  record  date  for  purposes  of  determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on April 29, 2003 (the "Record Date"). The
Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on May 2, 2003. As of the Record Date, the Company had outstanding 1,439,675 shares of common stock, 250,000 shares of Series A Preferred Stock, and 500,000 shares of Series B Convertible Preferred Stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is North American Transfer Co., 147 West Merrick Rd., Freeport, New York 11520, telephone (516) 379-8501.

VOTE  OBTAINED  -  SECTION  607.0704  FLORIDA  REVISED  STATUTES

     Section 607.0704 of the Florida Revised Statutes (the "Florida Law") provides that the written consent of the holders of the outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Pursuant to Sections 607.1003 and 607.1007 of the Florida Revised Statutes, approval by a majority of the outstanding shares of preferred and common stock entitled to vote thereon is a valid method in order to amend or restate the Articles of Incorporation. In addition, the Company's Articles of Incorporation require a majority of the outstanding shares of preferred and common stock approve the Restated Bylaws. In addition, the terms of the 2003 Omnibus Securities Plan and the 2003 Non-Qualified Securities Plan (hereinafter the 2003 Omnibus Securities Plan and the 2003 Non-Qualified Plan shall be referred to together as the "Plans") require that a majority of the outstanding shares of preferred and common stock approve the Plans. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Amended and Restated Articles of Incorporation, the Restated Bylaws, and the Plans, as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the common stock of the Company.

     Pursuant to Section 607.0704 of the Florida Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Florida Law are afforded to the Company's stockholders as a result of the approval of the Proposals.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Florida. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors." Pursuant to the Second Restated
Bylaws of the Company, which were approved by the Shareholders, the Board of Directors consists of no less than one (1), nor more than ten (10) members. Presently, the Board consists of two (2) members, namely Mr. Scott Siegel and Mr. Neil Dolgin. All of the above-mentioned directors have chosen to stand for re-election and have been nominated for re-election by the Board. In addition, the Board has nominated Mr. Manny Losada for election to the Board. The remaining seven (7) spots on the Board of Directors shall remain vacant.

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

     The Board of Directors has instructed the President to explore additional candidates to be added to the Board. No candidates have been identified at this time.

     Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. Each share of Series A Preferred Stock is entitled to ten (10) votes, and, therefore, has a number of votes equal to ten times the number of authorized directors. Shares of Series B Convertible Preferred Stock do not have voting rights and, as such, are not entitled to vote on this proposal.

     On May 2, 2003, the three nominees were approved by written consent of a majority of the Company's stockholders.

     Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next annual shareholders meeting or until their successors are duly elected and qualified.

NOMINEES  FOR  ELECTION  AS  DIRECTOR

     The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name                    Age            Position(s)
----                    ---            ------------

Scott Siegel            49             Director, Chief Executive Officer, Chief
                                       Financial Officer, and Treasurer

Neil Dolgin             51             Director

Manny Losada            38             Director Nominee

     Mr. Siegel has been a director of the Company since March 5, 2003. Mr. Siegel was also installed as Chief Executive Officer, Chief Financial Officer, and Treasurer of the Company since March 5, 2003. Mr. Siegel is the Chief Executive Officer, Secretary and Treasurer of First Aid Direct, Inc.. He has been an officer and/or director of First Aid Direct, Inc. since August 1997.

     Mr. Dolgin has been a director of the Company since April 29, 2003. He also serves in the following capacities: Chairman of the Board and Chief Executive Officer of AMRES (commencing in 1997); Chief Executive Officer of BravoRealty.com, Expidoc.com, and Anza Properties; Chief Executive Officer of Firstline Mortgage, Inc., a HUD-approved originator of FHA, VA, and Title 1 loans (commencing in 1985); and Chairman of the Board of Firstline Relocation Services, Inc., a three office enterprise that provides real estate sales, financing, destination, and departure services to Fortune 500 companies (commencing in 1995). Mr. Rinehart received his B.A. in Business Administration from California State University at Long Beach in 1972.

     Mr. Losada is a nominee for the Board of Directors. He is not currently a director of the Company. Mr. Losada was Vice President and General Manager of Henry Schein, Inc. from 1999-2002, where he managed the overall business operations of the Caligor Hospital Supply division. Prior to his position at Henry Schein, Inc., Mr. Losada held various positions at Caligor Physician and Hospital Supply from 1992-1998. His latest position was Vice President, and prior to that he was Sales Manager and Director of Sales. In these positions Mr. Losada was responsible for sales as well as the successful acquisitions of several regional hospital suppliers. Mr. Losada is a member of the Health Industry Distributor Association. In 1994 Mr. Losada received his Certification in Materials Management from Bloomfield College, and in 1986 Mr. Losada received his Bachelor of Science from Montclair State University.

COMPENSATION  OF  DIRECTORS

     Directors of the Company receive no compensation as a Director but they are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

BOARD  MEETINGS  AND  COMMITTEES

     During the fiscal year ended December 31, 2002, the Board of Directors met on several occasions and took written action on numerous other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

     The Company presently has no executive committee, nominating committee or audit committee of the Board of Directors.

                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     On May 2, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 5 of the Company's Articles of Incorporation to increase the Company's authorized common stock from 1,500,000 shares to 30 million shares. On May 2, 2003, the Amendment to the Articles of Incorporation was approved by written consent of a majority of the Company's stockholders.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of common stock from 1,500,000 to 30 million. This step is necessary, in the judgment of the Board of Directors, in order to raise additional capital and carry out the Company's business objectives. The Board of Directors believes that it is advisable and in the Company's best interests to increase the authorized common stock in order to more accurately reflect changes in the Company's business focus and changes in management.

                                 PROPOSAL THREE
                           ADOPTION OF SECOND RESTATED
                            ARTICLES OF INCORPORATION

     On May 2, 2003, the Board of Directors approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the Second Restated Articles of Amendment of TMI Holdings, Inc. On May 2, 2003, the Second Restated Articles of Incorporation was approved by written consent of a majority of the Company's stockholders. Following the initial filing of the Company's original Articles of Incorporation, and First Restated Articles of Incorporation, the Company has filed numerous amendments to its Articles of Incorporation and First Restated Articles of Incorporation, and the amendment discussed herein will be an additional amendment.

     In order to simplify the Company's Articles of Incorporation and the various subsequent amendments, the Board of Directors believes it in the Company's best interest to consolidate the original Articles of Incorporation, the First Restated Articles of Incorporation, and the subsequent amendments into a single Second Restated Articles of Incorporation.

                                  PROPOSAL FOUR
        APPROVAL OF THE TMI HOLDINGS, INC. 2003 QUALIFIED SECURITIES PLAN

     GENERAL

     On May 2, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent, the TMI Holdings, Inc. 2003 Omnibus Securities Plan (the "2003 Omnibus Securities Plan"). On May 2, 2003, the 2003 Omnibus Securities Plan was approved by written consent of a majority of the Company's stockholders.

PURPOSE

     The purpose of the 2003 Omnibus Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. In furtherance of this purpose, the 2003 Omnibus Securities Plan authorizes the granting of the following types of stock-based awards (each, an "Award"):

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

     - stock options (including incentive stock options and non-qualified stock options);
     -  restricted  stock  awards;
     -  unrestricted  stock  awards;  and
     -  performance  stock  awards.

Each  of  these  types  of  Awards  is  described  below  under  "Awards."

ELIGIBILITY

     Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2003 Omnibus Securities Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

     - the position, relationship, responsibilities and importance of the person to the Company; and
     -  such  other  factors  as  the  Board  of  Directors  deems  relevant.

Selected  consultants  may  participate  in the 2003 Omnibus Securities Plan if:

     - the consultant renders bona fide services to the Company or one of its subsidiaries;
     - the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and
     - the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.

ADMINISTRATION

     The 2003 Omnibus Securities Plan currently is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the 2003 Omnibus Securities Plan. Any Compensation
Committee must be comprised of at least two non-employee directors. If a Compensation Committee is formed to administer the 2003 Omnibus Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

     -    select  the  persons  to  whom  Awards  will  be  granted  (each  a
          "Participant");
     -    grant  Awards  under  the  2003  Omnibus  Securities  Plan;
     -    determine  the  number  of  shares  to  be  covered  by  each  Award;
     -    determine  the  nature, amount, pricing, timing and other terms of the
          Award;
     - interpret, construe and implement the provisions of the 2003 O mnibus Securities Plan (including the authority to adopt rules and regulations  for  carrying  out  the  purposes  of  the  plan);  and
     -    terminate,  modify  or  amend  the  2003  Omnibus  Securities  Plan.
                                        9

     The 2003 Omnibus Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

SHARES  SUBJECT  TO  THE  PLAN

     A total of 140,000 shares of Common Stock (subject to adjustment as described below) are reserved for issuance under the 2003 Omnibus Securities Plan. Shares of common stock issued under the 2003 Omnibus Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2003 Omnibus Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

     ADJUSTMENT. In general, the aggregate number of shares as to which Awards may be granted to Participants under the 2003 Omnibus Securities Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Board of Directors, all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares. On May 1 of each year, the number of shares in the 2003 Omnibus Securities Plan shall automatically be adjusted to an amount equal to ten percent (10%) of the outstanding stock of the Company on April 30 of the immediately preceding year.

     Fractional interests will not be issued upon any adjustments made by the Board or Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

AWARDS

     STOCK OPTIONS. Under the 2003 Omnibus Securities Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines, so long as such number of shares does not exceed the amount permitted under the plan, or in the case of incentive stock options, the amount permissible under I.R.C. Section 422.

     The exercise price for each stock option is determined by the Board of Directors. Stock options must have an exercise price of at least 85% (100% in the case of incentive stock options, or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2003 Omnibus Securities Plan, fair market value of the common stock for a particular date is generally the average of the closing bid and asked prices per share for the stock as quoted on the OTC Bulletin Board on such date.

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

     No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2003 Omnibus Securities Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

     A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

     The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

     Subject to the foregoing and the other provisions of the 2003 Omnibus Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

     RESTRICTED STOCK. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

     The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award
Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

     The 2003 Omnibus Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

     UNRESTRICTED STOCK. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions under the 2003 Omnibus Securities Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     PERFORMANCE STOCK AWARDS. The Board of Directors may make performance stock awards under the 2002 Securities Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2003 Omnibus Securities Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

     -  net  income;
     -  pre-tax  income;
     -  operating  income;
     -  cash  flow;
     -  earnings  per  share;
     -  return  on  equity;
     -  return  on  invested  capital  or  assets;
     -  cost  reductions  or  savings;
     -  funds  from  operations;
     -  appreciation  in  the  fair  market  value  of  the  common  stock;
     - earnings before anyone or more of the following: interest, taxes, depreciation or amortization; and
     -  such  other  criteria  deemed  appropriate  by  the  Board of Directors.

     The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant's termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2003 Omnibus Securities Plan, amend any and all performance criteria specified under any performance stock award.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

     TAX WITHHOLDING. If a distribution is made under this 2003 Omnibus Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

     DEDUCTIBILITY OF AWARDS. Company deductions for Awards granted under the 2003 Omnibus Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the "Code") which generally limits the Company's deduction for non-performance based compensation to $1.0 million per year for the Company's CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

     INCENTIVE STOCK OPTIONS. Pursuant to the 2003 Omnibus Securities Plan, employees may be granted stock options that are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

     If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

     Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

     RELOAD OPTION RIGHTS. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

     RESTRICTED STOCK. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     UNRESTRICTED STOCK. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

     PERFORMANCE STOCK AWARDS. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     OTHER TAX MATTERS. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

     - a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and
     - the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

GRANTS  UNDER  THE  2003  OMNIBUS  SECURITIES  PLAN

     As of the date of this Information Statement, no employee has been granted Options or Shares under the Plan.


                                  PROPOSAL FIVE
        APPROVAL OF THE TMI HOLDINGS, INC. 2003 NON-QUALIFIED SECURITIES
                                      PLAN

GENERAL

     On May 2, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent, the TMI Holdings, Inc. 2003 Non-Qualified Securities Plan (the "2003 Non-Qualified Securities Plan"). On May 2, 2003, the Board of Directors approval of the 2003 Non-Qualified Securities Plan was ratified by written consent of a majority of the Company's stockholders. The 2003 Non-Qualified Securities Plan is already in effect based upon the above Board of Directors' approval.

PURPOSE

     The purpose of the 2003 Non-Qualified Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. In furtherance of this purpose, the 2003 Non-Qualified Securities Plan authorizes the granting of the following types of stock-based awards (each, an "Award"):

     - stock options (including incentive stock options and non-qualified stock options);
     -  restricted  stock  awards;
     -  unrestricted  stock  awards;  and
     -  performance  stock  awards.

Each  of  these  types  of  Awards  is  described  below  under  "Awards."

ELIGIBILITY

     Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2003 Non-Qualified Securities Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

     - the position, relationship, responsibilities and importance of the person to the Company; and
     - such  other  factors  as  the  Board  of  Directors  deems  relevant.

Selected consultants may participate in the 2003 Non-Qualified Securities Plan if:

     - the consultant renders bona fide services to the Company or one of its subsidiaries;
     - the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and
     - the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.

ADMINISTRATION

     The 2003 Non-Qualified Securities Plan currently is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the 2003 Non-Qualified Securities Plan. Any Compensation Committee must be comprised of at least two non-employee directors. If a Compensation Committee is formed to administer the 2003 Non-Qualified Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

     - select the persons to whom Awards will be granted (each a "Participant");
     - grant Awards under the 2003 Non-Qualified Securities Plan;
     - determine the number of shares to be covered by each Award;
     - determine the nature, amount, pricing, timing  and  other  terms  of  the
       Award;
     - interpret, construe and implement the provisions of the 2003 Non-Qualified Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and
     - terminate,  modify  or  amend  the 2003 Non-Qualified Securities Plan.

     The 2003 Non-Qualified Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

SHARES  SUBJECT  TO  THE  PLAN

     A total of 2.5 million shares of Common Stock (subject to adjustment as described below) are reserved for issuance under the 2003 Non-Qualified
Securities Plan. Shares of common stock issued under the 2003 Non-Qualified Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2003 Non-Qualified Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

     ADJUSTMENT. In general, the aggregate number of shares as to which Awards may be granted to Participants under the 2003 Non-Qualified Securities Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Board of Directors, all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares.

     Fractional interests will not be issued upon any adjustments made by the Board or Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

AWARDS

     STOCK OPTIONS. Under the 2003 Non-Qualified Securities Plan, the Board of Directors may only grant non-qualified stock options. Non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines, so long as such number of shares does not exceed the amount permitted under the plan.

     The exercise price for each stock option is determined by the Board of Directors. Stock options under the 2003 Non-Qualified Securities Plan must have an exercise price of at least 85% of the fair market value of the common stock on the date the stock option is granted. Under the 2003 Non-Qualified Securities Plan, fair market value of the common stock for a particular date is generally the average of the closing bid and asked prices per share for the stock as quoted on the OTC Bulletin Board on such date.

     No stock option may be exercised after the expiration of ten years from the date of grant.

     A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

     The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

     Subject to the foregoing and the other provisions of the 2003 Non-Qualified Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

     RESTRICTED STOCK. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

     The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award
Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

     The 2003 Non-Qualified Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

     UNRESTRICTED STOCK. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions under the 2003 Non-Qualified Securities Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     PERFORMANCE STOCK AWARDS. The Board of Directors may make performance stock awards under the 2002 Securities Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2003 Non-Qualified Securities Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

     -  net  income;
     -  pre-tax  income;
     -  operating  income;
     -  cash  flow;
     -  earnings  per  share;
     -  return  on  equity;
     -  return  on  invested  capital  or  assets;
     -  cost  reductions  or  savings;
     -  funds  from  operations;
     -  appreciation  in  the  fair  market  value  of  the  common  stock;
     - earnings before anyone or more of the following: interest, taxes, depreciation or amortization; and
     -  such  other  criteria  deemed  appropriate  by  the  Board of Directors.

     The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant's termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2003 Non-Qualified Securities Plan, amend any and all performance criteria specified under any performance stock award.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

     TAX WITHHOLDING. If a distribution is made under this 2003 Non-Qualified Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

     DEDUCTIBILITY OF AWARDS. Company deductions for Awards granted under the 2003 Non-Qualified Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the "Code") which generally limits the Company's deduction for non-performance based compensation to $1.0 million per year for the Company's CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

     NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

     RELOAD OPTION RIGHTS. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

     RESTRICTED STOCK. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     UNRESTRICTED STOCK. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

     PERFORMANCE STOCK AWARDS. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     OTHER TAX MATTERS. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

     - a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and
     - the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

GRANTS  UNDER  THE  2003  NON-QUALIFIED  SECURITIES  PLAN

     As of the date of this Information Statement, no employee has been granted Options or Shares under the Plan.


                                  PROPOSAL SIX
                       ADOPTION OF SECOND RESTATED BYLAWS

     On May 2, 2003, the Board of Directors approved, subject to stockholder approval, the Second Restated Bylaws of TMI Holdings, Inc. In order to simplify the Company's Bylaws and subsequent amendments, including changing the number of directors in the Bylaws to correspond with the Company's Articles of Incorporation, the Board of Directors believes it in the Company's best interest to adopt the Second Restated Bylaws of TMI Holdings, Inc. On May 2, 2003, the Second Restated Bylaws were approved by written consent of a majority of the Company's stockholders.

     The Second Restated Bylaws will become effective upon their execution, anticipated to be approximately twenty-one (21) days after this Information Statement has been distributed to the Company's stockholders.

                                 PROPOSAL SEVEN
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Berkowitz Dick Pollack & Brant LLP, independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003 and seeks ratification of such appointment. On May 2, 2003, the appointment of Berkowitz Dick Pollack & Brant LLP was ratified by written consent of a majority of the Company's stockholders.

     Representatives of Berkowitz Dick Pollack & Brant LLP, are not expected to be present at the Annual Meeting.

Audit  Fees:

     During the fiscal year ended December 31, 2002, Berkowitz Dick Pollack & Brant LLP billed the Company approximately $37,000 in fees for professional services rendered in connection with the audit of the Company's annual financial statements and for reviewing the Company's quarterly financial statements included in its quarterly reports on Form 10-QSB for the fiscal year then ended.

Financial  Information  Systems  Design  and  Implementation  Fees:

     During the fiscal year ended December 31, 2002, the Company did not engage Berkowitz Dick Pollack & Brant LLP to provide advice regarding financial information systems design and implementation.

All  Other  Fees:

     During the fiscal year ended December 31, 2002, Berkowitz Dick Pollack & Brant LLP billed the approximately $7,000 for professional services related to tax consulting and general consulting.

     The Company does not have an audit committee, however, the Company's Board of Directors has considered whether the services provided by Berkowitz Dick Pollack & Brant LLP in connection with the Other Fees is compatible with maintaining the independence of Berkowitz Dick Pollack & Brant LLP.

                                OTHER INFORMATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.


NAME                         Age       Position(s)
                             ---       -----------

Scott Siegel                 49        Director, Chie  Executive Officer,
                                       Chief  Financial Officer,  and  Treasurer

Neil  Dolgin                 51        Director


     Mr. Siegel has been a director of the Company since March 5, 2003. Mr. Siegel was also installed as Chief Executive Officer, Chief Financial Officer, and Treasurer of the Company since March 5, 2003. Mr. Siegel is the Chief Executive Officer, Secretary and Treasurer of First Aid Direct, Inc.. He has been an officer and/or director of First Aid Direct, Inc. since August 1997.

     Mr. Dolgin has been a director of the Company since April 29, 2003. He also serves in the following capacities: Chairman of the Board and Chief Executive Officer of AMRES (commencing in 1997); Chief Executive Officer of BravoRealty.com, Expidoc.com, and Anza Properties; Chief Executive Officer of Firstline Mortgage, Inc., a HUD-approved originator of FHA, VA, and Title 1 loans (commencing in 1985); and Chairman of the Board of Firstline Relocation Services, Inc., a three office enterprise that provides real estate sales, financing, destination, and departure services to Fortune 500 companies (commencing in 1995). Mr. Rinehart received his B.A. in Business Administration from California State University at Long Beach in 1972.

EXECUTIVE  COMPENSATION

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2001 and 2000. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                                               SUMMARY COMPENSATION TABLE


                                 Annual Compensation                                    Long Term Compensation
---------------------------------------------------------------------------------------------------------------



                                    Annual Compensation                                    Long Term Compensation
                            --------------------------------------------  ---------------------------------------------
                                                                                       Awards                  Payouts
                                                                          ----------------------------   --------------

                                                                        RESTRICTED        SECURITIES
                                                        OTHER ANNUAL       STOCK          UNDERLYING        LTIP        ALL OTHER
NAME AND PRINCIPAL .      YEAR    SALARY     BONUS ($)  COMPENSATION    AWARDS ($)       OPTIONS SARS      PAYOUTS     COMPENSATION
POSITION                                                    ($)                               (#)            ($)           ($)

Scott Siegel(1)           2003    -0-        -0-            -0-              -0-              -0-            -0-            -0-

W. Michael Sessions       2002    -0-        -0-            -0-              -0-              -0-            -0-            -0-

John W. Meyers (3)        2002    -0-        -0-            -0-              -0-              -0-            -0-            -0-

Marc Douglas (4)          2002    -0-        -0-            -0-              -0-              -0-            -0-            -0-

                          2001   286,347     -0-            -0-              -0-              -0-            -0-            -0-

Ileen Little(5)           2001    59,200     7,000         -0-(6)            -0-           25,000            -0-            -0-

Stephen L. Wiley (7)      2001    65,385     -0-           -0-(6)            -0-           25,000            -0-            -0-


          (1) Mr. Siegel was appointed as a Director and as President, Treasurer and Secretary of the Company on March 5, 2003.

          (2) On March 5, 2003, Mr. Sessions resigned as President and Secretary of the Company.

          (3) On March 5, 2003, Mr. Meyers resigned as President and Secretary of the Company.

          (4) On November 7, 2002, Mr. Douglas resigned from all positions he held at the Company.

          (5) Ms. Little resigned as the Company's Vice President and Secretary following the sale of the Company's business units on August 27, 2001.

          (6) Perquisites and other personal benefits paid to the indicated Named Executive Officers for the applicable periods did not exceed 10% of the total of annual salary and bonus reported.

          (7) Mr. Wiley resigned as the Company's Chief Financial Officer following the sale of the Company's business units on August 27, 2001.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                (INDIVIDUAL GRANTS)


NAME                    NUMBER OF SECURITIES          PERCENT OF TOTAL
                            UNDERLYING              OPTIONS/SAR'S GRANTED
                       OPTIONS/SAR'S GRANTED         TO EMPLOYEES IN FISCAL     EXERCISE OF BASE PRICE
                               (#)                           YEAR                        ($/SH)              EXPIRATION DATE
Scott Siegel                   -0-                           N/A                          N/A                       N/A

W. Michael Sessions.           -0-                           N/A                          N/A                       N/A

John W. Meyers                 -0-                           N/A                          N/A                       NA/

Marc Douglas                   -0-                           N/A                          N/A                       N/A

                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                         AND FY-END OPTION/SAR VALUES


                                                                     NUMBER OF UNEXERCISED
                                                                     SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                     OPTIONS/SARS AT FY-END (#)      MONEY OPTION/SARS
                      SHARES ACQUIRED ON                             EXERCISABLE/UNEXERCISABLE         AT FY-END ($)
NAME                      EXERCISE (#)      VALUE REALIZED ($)                                     EXERCISABLE/UNEXERCISABLE
Scott Siegel                 -0-                  N/A                      N/A                           N/A

W. Michael Sessions          -0-                  N/A                      N/A                           N/A

John W. Meyers               -0-                  N/A                      N/A                           N/A

Marc Douglas                 -0-                  N/A                      N/A                           N/A

COMPENSATION  OF  DIRECTORS

     Directors of the Company receive no compensation as a Director but they are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     KINA'OLE,  INC.  ACQUISITION

     On January 31, 2003, TMI Holdings, Inc. (the "Company") acquired 100% of the assets and outstanding stock of Kina'ole Development Corporation, a Hawaii corporation. The Company acquired the Kina'ole shares from William Michael Sessions and John W. Meyers, both of whom were officers and directors of the Company at that time. In exchange for Kina'ole's assets and shares, the Company issued Mr. Sessions and Mr. Meyers each 250,000 shares of the Company's Series B Convertible Preferred Stock. Mr. Sessions and Mr. Meyers resigned as officers and directors of the Company on March 5, 2003.

     The Company's Series B Convertible Preferred Stock entitles its holders to 30 votes on all matters brought before a vote of the Company's stockholders and each share of Series B Convertible Preferred Stock will be converted into the 30 shares of the Company's common stock as soon as the Company has sufficient authorized but unissued common stock to convert all 500,000 shares of Series B Convertible Preferred Stock.

     Kina'ole is located in Lihue, Hawaii and is a seller of manufactured homes. Through arrangements with dealerships on each Hawaiian island Kina'ole sells the manufactured homes to retail customers. Kina'ole also delevops subdivisions of manufactured homes and has an installation company that, as a licensed contractor, completes the foundation and site work as well as installing the manufactured homes.

     SCOTT  SIEGEL  STOCK  PURCHASE  AGREEMENT

     On February 21, 2003, the Company entered into a Stock Purchase Agreement with Scott Siegel, whereby the Company issued 1,050,000 shares of common stock and 250,000 shares of Series A Preferred Stock to Mr. Siegel in exchange for Mr. Siegel agreeing to pay approximately $222,500 in outstanding Company debt. At the time of this transaction Mr. Siegel was not a related party to the Company; however, he became an officer and director of the Company on March 5, 2003.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth, as of April 29, 2003, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                       Common Stock
                                      --------------


                Name and Address of                     Amount and Nature of  Percent
Title of Class  Beneficial Owner (1)                    Beneficial Ownership  of Class (2)
--------------  --------------------                    --------------------  ------------
Common
Stock.          Scott Siegel(3)                               1,000,000         69.5%

Common
Stock           Neil Dolgin(4)                                    0              0.0%


Common          All officers and directors as a group
Stock           (2 persons)                                   1,000,000         69.5%

     (1) Unless otherwise noted, the address of each beneficial owner is c/o TMI Holdings, Inc., 11924 Forest Hill Blvd., Suite 22-204, Wellington Florida 33414.

     (2)  Based  on  1,439,675  shares  outstanding  as  of  April  29,  2003.

     (3) Mr. Siegel is a Director of the Company and the Chief Executive Officer, Chief Financial Officer, and Treasurer of the Company.

     (4)  Mr.  Dolgin  is  a  Director  of  the  Company.

                                         Series A Preferred Stock(1)
                                         ---------------------------

                             Name and Address of                     Amount and Nature of  Percent
Title of Class               Beneficial Owner                        Beneficial Ownership  of Class
--------------               ----------------                        --------------------  ---------
Series A
Preferred                    Scott Siegel                                   250,000           100%

Series A                     All officers and directors as a group
Preferred                    (1 person)                                     250,000           100%

     (1) Each Share of Series A Preferred Stock has 10 to 1 voting rights on any matters properly brought before a the shareholders of the Company for a vote.


                                         Series B Preferred Stock(1)
                                         ---------------------------

                             Name and Address of                     Amount and Nature of          Percent
Title of Class               Beneficial Owner                        Beneficial Ownership          of Class
--------------               ----------------                        --------------------          ---------
Series B
Preferred                    W. Michael Sessions                          250,000                    50%

Series B
Preferred                    John W. Meyers                               250,000                    50%

Series B.                    All officers and directors as a group
Preferred                    (0 person)                                      0                        0%

     (1)  Shares  of  Series  B  Preferred  Stock  do  not  have  voting rights.

     COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, none of the required parties are delinquent in their 16(a) filings.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 2004 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices at 11924 Forest Hill Blvd., Suite 22-204, Wellington, Florida 33414, addressed to the corporate Secretary, no later than December 15, 2003 in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in May 2004.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.


                                  OTHER MATTERS

     The Company has not enclosed a copy of the Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2002 with this Information Statement because, due to financial constraints, the Annual Report has not been filed.

                                  By  order  of  the  Board  of  Directors



                                  Scott  Siegel,  Chief  Executive  Officer

Coral  Springs,  Florida
May  __,  2003